UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2018

GLASSBRIDGE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128

(Address of principal executive offices, including zip code)

(651) 704-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 16, 2018, GlassBridge Enterprises, Inc. announced that its wholly-owned subsidiary GlassBridge Asset Management, LLC (“GBAM”) has partnered with SoHo Capital and their Strategy Data Exchange to digitally deliver GBAM strategies. This partnership marks GBAM’s strategic entrance into the Asian markets and is part of the ongoing business development plans for GBAM to facilitate local distribution and future marketing of investment products that employ GBAM’s technology-driven investment strategies. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

We incorporate by reference herein the Exhibit Index preceding the signature page to this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 16, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLASSBRIDGE ENTERPRISES, INC.

Dated: April 16, 2018	By:	/s/ Danny Zheng
	Name:	Danny Zheng
	Title:	Interim Chief Executive Officer and Chief Financial Officer